UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 31, 2008
La Jolla Pharmaceutical Company
(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6455 Nancy Ridge Drive, San Diego, California	92121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 452-6600
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2.02 Results of Operations and Financial Condition.
     On October 31, 2008, La Jolla Pharmaceutical Company announced and commented on its third quarter and year-to-date financial results for the periods ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.
9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated October 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company
Date: October 31, 2008	By:	/s/ Gail A. Sloan
Gail A. Sloan
Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release, dated October 31, 2008.